Exhibit 10.47

EXECUTED COPY

SIXTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of December 18, 2003 (this “Amendment”), by and among DIGITAS LLC (the “Borrower”), a Delaware limited liability company, and DIGITAS INC., a Delaware corporation, BRONNER SLOSBERG HUMPHREY INC., a Massachusetts corporation, and BSH HOLDING LLC, a Delaware limited liability company, as Guarantors, and FLEET NATIONAL BANK, a national banking association, and the other lending institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks”) and FLEET NATIONAL BANK as agent for the Banks (the “Agent”), amending certain provisions of the Revolving Credit Agreement, dated as of July 25, 2000 (as amended by the First Amendment, dated as of June 29, 2001, the Second Amendment, dated as of November 26, 2001, the Third Amendment, dated as of September 30, 2002, the Fourth Amendment, dated as of February 24, 2003, and the Fifth Amendment, dated as of September 12, 2003, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement and waive certain provisions thereof as provided more fully herein below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” set forth in §1.1 of the Credit Agreement is amended by deleting such definition and restating it in its entirety as follows:

Applicable Margin. The Applicable Margin shall be the applicable margin set forth below:

PRIME RATE LOANS	EUROCURRENCY RATE LOANS	LETTER OF CREDIT FEE	COMMITMENT FEE RATE

0%	2.25%	2.25%	0.250%

§2. Conditions to Effectiveness. This Amendment shall be effective as of December 18, 2003 upon receipt by the Agent by 5:00 p.m. (Boston time) on December 18, 2003 of an original counterpart signature to this Amendment, duly executed and delivered by the Borrower and the Guarantors.

§3. Representations and Warranties. Each of the Borrower and each of the Guarantors hereby represents and warrants to the Banks and the Agent as follows:

(a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower or such Guarantor, or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended or waived hereby, the Credit Agreement, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, shall together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc. The execution and delivery by the Borrower and each Guarantor of this Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of the Borrower and each such Guarantor and have been duly authorized by all necessary action on the part of the Borrower and each of the Guarantors.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

§4. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment (a) shall be construed to imply a willingness on the part of the Banks to grant any similar or other future amendment or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents and (b) shall in any way prejudice, impair or effect any rights or remedies of the Banks or the Agent under the Credit Agreement or the other Loan Documents.

§5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§6. Expenses. Pursuant to §17 of the Credit Agreement, all costs and expenses incurred or sustained by the Banks and the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

§7. Miscellaneous. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

DIGITAS LLC

By: /s/ Jeff J. Cote

        Name:

        Title:

DIGITAS INC., as a Guarantor

By: /s/ Jeff J. Cote

        Name:

        Title:

BRONNER, SLOSBERG HUMPHREY

INC., as a Guarantor

By: /s/ Jeff J. Cote

        Name:

        Title:

BSH HOLDING LLC, as a Guarantor

By: /s/ Jeff J. Cote

        Name:

        Title:

FLEET NATIONAL BANK,

individually and as Agent

By: /s/ John C. Dunne

        Name: John C. Dunne

        Title: Senior Vice President